UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026

Commission File Number: 000-33265

ADIA MED, INC.
(Exact name of registrant as specified in its charter)

nevada	35-2829671
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4421 Gabriella Lane, Winter Park, FL 32792

(Address of principal executive offices)(Zip Code)

(321) 231-2843

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act: Common A Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement

On October 9, 2026, Adia Med, Inc. (the “Company”) fully repaid and discharged its unsecured revolving line of credit facility originally entered into on June 30, 2024, between Larry Powalisz, Chief Executive Officer of the Company, as lender (the “Lender”), and the Company (and its relevant subsidiaries, as applicable), as borrower.

The Facility had been increased over time to a commitment of $1,000,000 by the Lender, to best accommodate the growth needs of the Company, and bore interest at 6% per annum calculated daily.

In satisfaction of the obligation to the Lender, the Company made the following payments to the Lender:

•	October 7, 2026: $500,000;
•	October 9, 2026: $434,970.94 (of which $74,658.94 constituted accrued interest, and the balance applied to principal).

Total amount paid to the Lender was $934,970.94.

The Lender has acknowledged that the outstanding principal balance and all accrued interest under the Facility have been paid in full as of October 9, 2026. As a result, the Facility is satisfied in full, with respect to all amounts owing through that date.

The Lender, a related party, is the Chief Executive Officer of the Company.

The foregoing facility is satisfied and discharged and qualified in its entirety by reference to the full text of the Paid-in-Full Acknowledgment dated October 9, 2026, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Paid-in-Full Acknowledgment of Unsecured Revolving Line of Credit, dated October 9, 2026, by Larry Powalisz as Lender and acknowledged by Adia Med, Inc.
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101).

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 13, 2026

ADIA MED, INC. /s/ Larry Powalisz Name: Larry Powalisz Title: Chief Executive Officer /s/ Rebecca Miller Name: Rebecca Miller Title: Chief Financial Officer

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